UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_____________________________
Form 8-K/A
___________________________

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): July 6, 2023
Jacobs Solutions Inc.
(Exact name of Registrant as specified in its charter)

Delaware		1-7463		88-1121891
(State or other jurisdiction of incorporation or organization)		(SEC File No.)		(IRS Employer identification number)

1999 Bryan Street	Suite 3500	Dallas	Texas	75201
(Address of principal executive offices)				(Zip Code)
Registrant's telephone number (including area code): (214) 583-8500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

_________________________________________________________________

Title of Each Class		Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	$1 par value	J	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

EXPLANATORY NOTE

On July 10, 2023, Jacobs Solutions Inc. filed a Current Report on Form 8-K dated July 6, 2023 (the “Original 8-K”) with the Securities and Exchange Commission. This Amendment is being filed solely to correct a clerical error in Exhibit 3.1 to the Original 8-K.. The correct Bylaws of the Company are filed as Exhibit 3.1 hereto and supersede and replace in their entirety the Bylaws of the Company filed as Exhibit 3.1 to the Original 8-K.

Except as set forth herein, this Amendment does not amend, modify or update the disclosure set forth in the Original 8-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On July 6, 2023, the Board of Directors of Jacobs Solutions Inc. (the “Company”) amended and restated the Company’s Bylaws (the “Amended and Restated Bylaws”), effective immediately, to (i) implement and update the procedure and information requirements for the nominations of persons for election to the Company’s Board of Directors and the proposal of business to be considered by stockholders, including to address matters relating to the new universal proxy rules set forth in the recently adopted Rule 14a-19 under the Securities Exchange Act of 1934, as amended; (ii) reflect recent amendments to the Delaware General Corporation Law, including to clarify certain procedures relating to stockholder meetings; and (iii) make certain other administrative, modernizing, clarifying and conforming changes throughout.

The foregoing summary is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, which is filed as Exhibit 3.1 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d)Exhibits:

3.1	Amended and Restated Bylaws, dated as of July 6, 2023
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 10, 2023

JACOBS SOLUTIONS INC.

By:	/s/ Kevin C. Berryman
Kevin C. Berryman
President
and Chief Financial Officer
(Principal Financial Officer)